Exhibit (h.2)

EXHIBIT A

LIST OF BFA RECIPIENTS

LIST OF BFA RECIPIENTS

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Emerging Markets Dividend ETF iShares Emerging Markets Equity Factor ETF
iShares ESG Aware MSCI EM ETF
iShares Frontier and Select EM ETF
iShares International High Yield Bond ETF
iShares J.P. Morgan EM Corporate Bond ETF iShares J.P. Morgan EM High Yield Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF iShares MSCI Agriculture Producers ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF iShares MSCI BIC ETF
iShares MSCI Brazil ETF
iShares MSCI Canada ETF
iShares MSCI Chile ETF iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF iShares MSCI Emerging Markets Min Vol Factor ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF

iShares MSCI Germany ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Min Vol Factor ETF

iShares MSCI Global Silver and Metals Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF iShares MSCI Russia ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF

iShares MSCI South Korea ETF

iShares MSCI Spain ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares US & Intl High Yield Corp Bond ETF

iShares Trust

iShares 0-3 Month Treasury Bond ETF

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 1-5 Year Investment Grade Corporate Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

iShares 20+ Year Treasury Bond ETF

iShares 25+ Year Treasury STRIPS Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares BBB Rated Corporate Bond ETF

iShares BB Rated Corporate Bond ETF

iShares Biotechnology ETF

iShares Blockchain and Tech ETF

iShares Breakthrough Environmental Solutions ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares Broad USD Investment Grade Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares Climate Conscious & Transition MSCI USA ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Convertible Bond ETF

iShares Copper and Metals Mining ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF

iShares Core Dividend ETF

iShares Core Dividend Growth ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core S&P U.S. Growth ETF

iShares Core S&P U.S. Value ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. REIT ETF

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EAFE Small-Cap ETF

iShares Currency Hedged MSCI Eurozone ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

iShares Cybersecurity and Tech ETF

iShares Dow Jones U.S. ETF

iShares Emergent Food and AgTech Multisector ETF

iShares Emerging Markets Infrastructure ETF

iShares Environmental Infrastructure and Industrials ETF

iShares Environmentally Aware Real Estate ETF

iShares ESG Advanced High Yield Corporate Bond ETF

iShares ESG Advanced Investment Grade Corporate Bond ETF

iShares ESG Advanced MSCI EAFE ETF

iShares ESG Advanced MSCI EM ETF

iShares ESG Advanced MSCI USA ETF

iShares ESG Advanced Total USD Bond Market ETF

iShares ESG Aware 1-5 Year USD Corporate Bond ETF

iShares ESG Aware Aggressive Allocation ETF

iShares ESG Aware Conservative Allocation ETF

iShares ESG Aware Growth Allocation ETF

iShares ESG Aware Moderate Allocation ETF

iShares ESG Aware MSCI EAFE ETF

iShares ESG Aware MSCI USA ETF

iShares ESG Aware MSCI USA Growth ETF

iShares ESG Aware MSCI USA Small-Cap ETF

iShares ESG Aware MSCI USA Value ETF

iShares ESG Aware U.S. Aggregate Bond ETF

iShares ESG Aware USD Corporate Bond ETF

iShares ESG MSCI EM Leaders ETF

iShares ESG MSCI USA Leaders ETF

iShares ESG MSCI USA Min Vol Factor ETF

iShares ESG Screened S&P 500 ETF

iShares ESG Screened S&P Mid-Cap ETF

iShares ESG Screened S&P Small-Cap ETF

iShares Europe ETF

iShares Expanded Tech Sector ETF

iShares Expanded Tech-Software Sector ETF

iShares Exponential Technologies ETF

iShares Factors US Growth Style ETF

iShares Fallen Angels USD Bond ETF

iShares Floating Rate Bond ETF

iShares Focused Value Factor ETF

iShares Future Cloud 5G and Tech ETF

iShares Future Metaverse Tech and Communications ETF

iShares Genomics Immunology and Healthcare ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Comm Services ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Equity Factor ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares GNMA Bond ETF

iShares Government/Credit Bond ETF

iShares High Yield Bond Factor ETF

iShares High Yield Corporate Bond BuyWrite Strategy ETF

iShares iBonds 2023 Term High Yield and Income ETF

iShares iBonds 2024 Term High Yield and Income ETF

iShares iBonds 2025 Term High Yield and Income ETF

iShares iBonds 2026 Term High Yield and Income ETF

iShares iBonds 2027 Term High Yield and Income ETF

iShares iBonds 2028 Term High Yield and Income ETF

iShares iBonds 2029 Term High Yield and Income ETF

iShares iBonds 2030 Term High Yield and Income ETF

iShares iBonds Dec 2023 Term Corporate ETF

iShares iBonds Dec 2023 Term Muni Bond ETF

iShares iBonds Dec 2023 Term Treasury ETF

iShares iBonds Dec 2024 Term Corporate ETF

iShares iBonds Dec 2024 Term Muni Bond ETF

iShares iBonds Dec 2024 Term Treasury ETF

iShares iBonds Dec 2025 Term Corporate ETF

iShares iBonds Dec 2025 Term Muni Bond ETF

iShares iBonds Dec 2025 Term Treasury ETF

iShares iBonds Dec 2026 Term Corporate ETF

iShares iBonds Dec 2026 Term Muni Bond ETF

iShares iBonds Dec 2026 Term Treasury ETF

iShares iBonds Dec 2027 Term Corporate ETF

iShares iBonds Dec 2027 Term Muni Bond ETF

iShares iBonds Dec 2027 Term Treasury ETF

iShares iBonds Dec 2028 Term Corporate ETF

iShares iBonds Dec 2028 Term Muni Bond ETF

iShares iBonds Dec 2028 Term Treasury ETF

iShares iBonds Dec 2029 Term Corporate ETF

iShares iBonds Dec 2029 Term Muni Bond ETF

iShares iBonds Dec 2029 Term Treasury ETF

iShares iBonds Dec 2030 Term Corporate ETF

iShares iBonds Dec 2030 Term Treasury ETF

iShares iBonds Dec 2031 Term Corporate ETF

iShares iBonds Dec 2031 Term Treasury ETF

iShares iBonds Dec 2032 Term Corporate ETF

iShares iBonds Dec 2032 Term Treasury ETF

iShares iBonds Dec 2033 Term Corporate ETF

iShares iBonds Dec 2033 Term Treasury ETF

iShares iBonds Oct 2024 Term TIPS ETF

iShares iBonds Oct 2025 Term TIPS ETF

iShares iBonds Oct 2026 Term TIPS ETF

iShares iBonds Oct 2027 Term TIPS ETF

iShares iBonds Oct 2028 Term TIPS ETF

iShares iBonds Oct 2029 Term TIPS ETF

iShares iBonds Oct 2030 Term TIPS ETF

iShares iBonds Oct 2031 Term TIPS ETF

iShares iBonds Oct 2032 Term TIPS ETF

iShares iBonds Oct 2033 Term TIPS ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Developed Small Cap Value Factor ETF

iShares International Dividend Growth ETF

iShares International Select Dividend ETF

iShares International Small-Cap Equity Factor ETF

iShares International Equity Factor ETF

iShares International Treasury Bond ETF

iShares Investment Grade Bond Factor ETF

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares LifePath Retirement ETF

iShares LifePath Target Date 2025 ETF

iShares LifePath Target Date 2030 ETF

iShares LifePath Target Date 2035 ETF

iShares LifePath Target Date 2040 ETF

iShares LifePath Target Date 2045 ETF

iShares LifePath Target Date 2050 ETF

iShares LifePath Target Date 2055 ETF

iShares LifePath Target Date 2060 ET

iShares LifePath Target Date 2065 ETF

iShares Lithium Miners and Producers ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Growth ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Morningstar U.S. Equity ETF

iShares Morningstar Value ETF

iShares Mortgage Real Estate ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Multisector Tech ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Min Vol Factor ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Quality Factor ETF

iShares MSCI Emerging Markets Value Factor ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland ETF

iShares MSCI Global Sustainable Development Goals ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Intl Momentum Factor ETF

iShares MSCI Intl Quality Factor ETF

iShares MSCI Intl Size Factor ETF

iShares MSCI Intl Value Factor ETF

iShares MSCI Ireland ETF

iShares MSCI Japan Value ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI Kuwait ETF

iShares MSCI New Zealand ETF

iShares MSCI Norway ETF

iShares MSCI Peru and Global Exposure ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares MSCI USA Min Vol Factor ETF

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Small-Cap Min Vol Factor ETF

iShares MSCI USA Value Factor ETF

iShares MSCI Water Management Multisector ETF

iShares National Muni Bond ETF

iShares Neuroscience and Healthcare ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares North American Tech-Multimedia Networking ETF

iShares Paris-Aligned Climate MSCI USA ETF

iShares Preferred and Income Securities ETF

iShares Residential and Multisector Real Estate ETF

iShares Robotics and Artificial Intelligence Multisector ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 2500 ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Self-Driving EV and Tech ETF

iShares Semiconductor ETF

iShares Short-Term National Muni Bond ETF

iShares Short Treasury Bond ETF

iShares TIPS Bond ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Discretionary ETF

iShares U.S. Consumer Staples ETF

iShares U.S. Energy ETF

iShares U.S. Equity Factor ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Fixed Income Balanced Risk Factor ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Infrastructure ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Small-Cap Equity Factor ETF

iShares U.S. Technology ETF

iShares U.S. Tech Breakthrough Multisector ETF

iShares U.S. Telecommunications ETF

iShares U.S. Transportation ETF

iShares U.S. Treasury Bond ETF

iShares U.S. Utilities ETF

iShares US Small Cap Value Factor ETF

iShares USD Bond Factor ETF

iShares USD Green Bond ETF

iShares Virtual Work and Life Multisector ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

BlackRock Short Duration Bond ETF

BlackRock Short Maturity Municipal Bond ETF

BlackRock Ultra Short-Term Bond ETF

iShares Bloomberg Roll Select Commodity Strategy ETF

iShares Commodity Curve Carry Strategy ETF

iShares Gold Strategy ETF

iShares GSCI Commodity Dynamic Roll Strategy ETF

iShares Inflation Hedged Corporate Bond ETF

iShares Inflation Hedged High Yield Bond ETF

iShares Inflation Hedged U.S. Aggregate Bond ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

iShares Interest Rate Hedged U.S. Aggregate Bond ETF

iShares Transition-Enabling Metals ETF

iShares U.S. Consumer Focused ETF

iShares U.S. Tech Independence Focused ETF